Exhibit 99

FOR IMMEDIATE RELEASE
March 25, 2019

Contact: Todd Shoot
Treasurer / VP, Investor Relations
(217) 221-4416

Titan International, Inc. Announces $25 Million Share Repurchase Program

QUINCY, Ill.-Titan International, Inc. (the "Company" or "Titan") announced today that its Board of Directors authorized a share repurchase program allowing for the expenditure of up to $25 million for the repurchase of the Company’s common stock. Repurchases will be made from time to time in accordance with applicable securities laws in the open market and/or in privately negotiated transactions, and will include repurchases pursuant to Rule 10b5-1 trading plans. A committee of the Company’s Board of Directors comprised of Maurice M. Taylor Jr., Paul G. Reitz and Mark H. Rachesky, has been appointed to supervise the share repurchase program, based on its evaluation of market conditions, the trading price of the stock, applicable legal requirements, compliance with the provisions of the indenture governing the Company’s senior secured notes, and other factors.
The share repurchase program will be effective as of the end of the third business day after the Company releases its first quarter 2019 financial results. The repurchase program does not obligate the Company to acquire any particular amount of common stock or to acquire shares on any particular timetable, and the program may be suspended or terminated at any time at the Company’s discretion.

Safe Harbor Statement
This press release contains forward-looking statements, including statements about the Company’s current expectations regarding future repurchases of its common stock. These forward-looking statements are covered by the "Safe Harbor for Forward-Looking Statements" provided by the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "would," "could," "potential," "may," "will," and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements as a result of various risks, uncertainties and other factors, including, without limitation, future economic, competitive and market conditions; the market price of the Company’s stock prevailing from time to time; alternative uses of cash and the nature of other investment opportunities presented to the Company from time to time; and future business decisions.

For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see the Company’s U.S. Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the other risks and factors detailed in the Company's periodic reports filed with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those reports. These forward-looking statements are made only as of the date hereof. The Company cautions that any forward-looking statements included in this press release are subject to a number of risks and uncertainties, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events, or for any other reason.

About Titan:
Titan International, Inc. (NYSE: TWI) is a leading global manufacturer of off-highway wheels, tires, assemblies, and undercarriage products. Headquartered in Quincy, Illinois, the Company globally produces a broad range of products to meet the specifications of original equipment manufacturers (OEMs) and aftermarket customers in the agricultural, earthmoving/construction, and consumer markets. For more information, visit www.titan-intl.com.

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